united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane 80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/21

Item 1. Reports to Stockholders.

Newfound Risk Managed U.S. Growth Fund

(f/k/a Newfound Risk Managed U.S. Sectors Fund)

Class I Shares NFDIX

Annual Report

March 31, 2021

Dear Shareholders,

We are pleased to provide our seventh Annual Letter to Shareholders, for the fiscal year ended March 31, 2021.

A year has passed since the depths of the COVID-19 market bottom, with the equity markets finding their lows on March 23, 2020. The past year has shown that even the most pessimistic of outlooks can be woven into positive outcomes. Though, that is often the way capital markets operate: seemingly certain outcomes can materialize in ways completely contrary to the general consensus. The danger, of course, is looking at the past with perfect hindsight and concluding that the historic market performance was obvious, or at all foreseeable. It is difficult to tell ourselves in April 2020 that in one year markets were going to be making new all-time highs, while the U.S. economy was being gripped by economic shutdowns, increasing COVID-19 cases, and the ever-increasing complexity of managing supply chains during a global pandemic.

From March 31, 2020 to March 31, 2021, we have seen the VIX1 recede from 53.54 to 19.40, the S&P 500 (SPDR S&P 500 ETF Trust, ticker: SPY) returned 56.25%, the ICE Bank of America US High Yield Option-Adjusted Spread2 declined from 8.77% to 3.36%, and total call option open interest balloon from 146.2 million contracts to 216.7 million contracts3.

While the headlines amidst the market crash focused on economic impacts of the Coronavirus, much of the market turmoil itself appeared to be endogenous. In the midst of the crash, U.S. Treasury market depth vanished, currency pairs crashed, numerous short volatility funds collapsed, mutual fund and ETF pairs for identical baskets meaningfully diverged, and the phrase “unprecedented” became common verbiage.

This experience demanded that we reevaluate our understanding of modern markets and the mechanisms that drive market action.

Liquidity Cascades: The Coordinated Risk of Market Uncoordinated Market Participants

In September 2020, we published our whitepaper: Liquidity Cascades: The Coordinated Risk of Uncoordinated Market Participants4. The paper was the culmination of several months of research into existing narratives attempting to explain the abnormal market behavior questioned by many. Specifically, we explored (1) the influence of central

[1]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

[2]	The ICE BofA Option-Adjusted Spreads (OASs) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond’s OAS, weighted by market capitalization.

[3]	Source: CBOE Exchange, Inc.

[4]	https://www.thinknewfound.com/liquidity-cascades

bank policy and narrative economics, (2) the growing role of indexed and passive investments, (3) the liquidity mismatch between high frequency traders and other market participants, and (4) the behavior and impact of volatility contingent strategies.

Through our research, we were unconvinced that any one narrative was entirely sufficient to justify the market behavior we had experienced; however, the cumulative impact of these narratives provided a convincing explanation. Further, these influences may compound on each other, creating conditional influences that push the market into an increasingly fragile state until an exogenous shock forces a large (often violent) unwind.

Combining these narratives coalesced into what we have termed the Market Incentive Loop.

Figure 1: The Market Incentive Loop

While the loop has no clear beginning or end, one could make the case that the loop was spun up as a result of the central bank intervention in the late 1990s, further accelerated by the 2008 credit crisis. A simple explanation could pose that process as:

1.	Central Bank Intervention: Central banks have moved from referee to player in markets, stepping in to create stability and provide liquidity. Suppressed interest rates force investors to increasingly use markets as a savings vehicle, tightening the link between markets and the economy.

2.	“There is no Alternative” Effect: With suppressed interest rates, investors are forced to pursue higher risk assets and strategies to meet return targets. Demand for riskier assets creates a perpetual bid and suppresses both realized and implied volatility.

3.	Volatility-Contingent Strategies: To manage risk, investors adopt strategies that vary exposure based upon market volatility (including target risk variable annuities, risk parity, CTAs, multi-asset momentum strategies, etc). As volatility drops, leverage in these strategies goes up, leading to an increasingly crowded equity position.

4.	An Exogenous Shock: A sudden, exogenous shock, such as the COVID-19 pandemic, causes a sudden and rapid repricing of risk within markets, driving prices down and volatility up.

5.	The Cascade: High frequency traders hit capacity constraints and reduce liquidity. Banks, option dealers and other institutions hit risk limits and are forced to hedge, or outright sell, positions. Target-risk mandates, and other similarly correlated strategies, are forced to sell simultaneously.

Central banks step in to stabilize markets, and the loop begins once again.

As long-time proponents of trend following, this research suggests that the mounting evidence supporting this narrative implies that the utilization of trend-following to mitigate equity market risk should not be the only method to manage risk.

A core philosophy of our firm is that risk cannot be destroyed, only transformed. Said another way: in order to build more resilient portfolios, investors are encouraged to diversify over the what (asset and security diversification), how (style and process diversification), and when (rebalance timing diversification) axes of diversification. Our research on liquidity cascades suggests an increased probability of rapid melt-ups and melt-downs, and it is our responsibility as asset managers to objectively interpret this data, and adjust course accordingly.

Newfound Risk Managed U.S. Growth Fund

In light of our latest research, we asked ourselves “what does a modern, resilient equity strategy look like?” Our approach was to consider the different regimes of equity returns and consider the strategies that would be most effective within those regimes.

To translate these ideas into portfolios, we bucketed these concepts into three regimes:

1.	Prolonged Declines: In environments such as 2000 or 2008, prevailing economic gravity could provide a consistent downward pull, whereby trend following may still provide a means to systematically reduce exposure.

2.	Melt-down markets and early contractions: In the periods of early contraction, defensive equity tilts may provide a relative buffer as investors flock towards companies with stronger balances sheets. Were these contractions to extend into a melt-down environment such as Q4 2018 or March 2020, convex instruments such as out-of-the-money puts may be the best tool to reduce drawdowns.

3.	Melt-up markets: In moderated positive return environments, momentum tilts may offer an effective means of exploiting investor under-reaction and eventual over-reaction to economic expansion and growth. Extreme right-tail regimes (such as 2013, 2017, or 2019) may be best advantaged by the utilization of out-of-the-money call options.

 Figure 2: Diagram of Equity Market Regimes

To evolve our strategy to reflect our research, our team made the decision to transition the Fund from the “Newfound Risk Managed U.S. Sectors Fund” to the “Newfound Risk Managed U.S. Growth Fund”. While the Fund’s stated Investment Objective – to focus on long-term capital appreciation with emphasis on the preservation of capital – remains the same, the process by which we pursue this objective has been transitioned to reflect our views on modern market dynamics.

The Fund was fully transitioned to reflect the new strategy as of November 25, 2020.

Newfound Risk Managed U.S. Growth Fund

Performance and Positioning Review

For the one-year period ending March 31, 2021, the Newfound Risk Managed U.S. Growth Fund (The Fund) returned 18.28% on a total return basis for the Class I shares. This compares to 56.35% for the S&P 500 Index5 (“S&P 500”) and 25.90% for a 50/50 blend of the S&P 500 and the Barclays U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”).

As the Fund strategy was adjusted in late 2020, the performance section will address the period from March 31, 2020 to November 24, 2020 through the lens of the Newfound Risk Managed U.S. Sectors strategy. On September 23, 2020, the Fund began transitioning the equity portion of the strategy, completing this process by October 20, 2020. Following the approval and completion of the necessary paperwork to own and trade option contracts, options were introduced into the Fund on November 25, 2020, finalizing the transition between strategies.

Newfound Risk Managed U.S. Sectors Performance Review (March 31, 2020 – September 23, 2020):

Coming out of the depths of the Coronavirus crash in April, the Fund held a 96% position in 1-3 Year U.S. Treasuries, with all sectors in the investable universe exhibiting negative trend signals. The Fund had exited all equity positions by April 3. Following the fast-paced rally in equities following the intervention by the Federal Reserve, individual sector signals began to revert back to positive and the Fund began building positions in equities by mid-April. The Fund dollar-cost averages into positions over a 20-day period with the goal of managing whipsaw and to reduce unnecessary turnover and trading. By mid-June, the Fund had re-established a full position in equities with nine out of ten sectors indicating positive price trend, while the utilities sector maintained a negative price trend until October of 2020.

Returns for all ten of the sectors in the Fund’s investable universe were positive for the period from March 31, 2020 to September 23, 2020. Five sectors outperformed the SPDR S&P 500 ETF Trust (+26.24%): Consumer Discretionary (+45.56%), Technology (+38.36%), Materials (+37.89%), Communication Services (+30.83%), and Industrials (+28.60%). Healthcare (+15.99%), Consumer Staples (+15.87%), Financials (+12.78%), Energy (+7.08%), and Utilities (+4.85%) all lagged the S&P 500 over this period.

[5]	The S&P 500 Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

From a return perspective, the Fund’s relative performance vs. the Balanced Benchmark can be decomposed into five parts:

1.	Asset allocation (i.e. the allocation between U.S. equities and defensive short-term U.S. Treasuries)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted S&P 500

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging[6] and trade optimization[7]

5.	Portable Beta Overlay (an overlay of 10-Year U.S. Treasury Futures that was slowly implemented in the Fund starting in June 2019)

During the period, the Fund returned 4.95% (I Share) vs. 13.23% for the Balanced Benchmark. The most significant detractor from performance was the systematic decision to underweight stocks vs. the Balanced Benchmark. This decision was primarily a function of the swiftness of the equity rally as the sharp reversal between risk-on and risk-off environments did not give trend signals time to form.

The equal sector weight base portfolio was a detractor from performance as the average return across the nine sectors in the Fund’s investment universe was 23.78% compared to a 26.24% return for the S&P 500 (ticker: SPY). Our individual sector calls were a modest contributor to performance, and our rebalance methodology was roughly neutral.

The Portable Beta Overlay, which was implemented in June 2019, was a net contributor to performance over this period. 10-Year U.S. Treasury futures remained mostly flat after a a sizeable period of outperformance during the COVID-19 crash in the earlier part of the year.

Newfound Risk Managed U.S. Growth Performance Review (October 20, 2020 – March 31, 2021):

For the period, the Fund returned +6.71% vs. +8.01% for the Balanced Benchmark and +8.52% for a 50/50 portfolio of S&P 500 and 10-Year U.S. Treasury futures portfolio levered up 1.5x (“75/75”).

At the core of the Fund is a strategic equity position comprised of momentum and defensive style tilts (approximately 30% in both sleeves; 60% total). We complement the core equity position with a systematic trend-following strategy (approximately 30%) which has the flexibility to tilt from fully invested to fully divested into short-term U.S. Treasuries. We implement a ladder of out-of-the-money put and call options (approximately 2.5% each) in an effort to maximize defense in extreme down markets and participation in extreme up markets. Finally, we use the remaining capital (approximately 5%) as collateral for an active

[6]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[7]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

U.S. Treasury futures strategy, which seeks to provide a second, diversifying source of returns to the portfolio (varying between 0-to-100% notional exposure).

Structurally, NFDIX provides simultaneous access to both U.S. equities and U.S. Treasuries via Treasury futures to provide exposure in a capital efficient manner. As a baseline, we expect the long-term notional exposure of the Fund to be approximately 150% and split evenly between stocks and bonds. During this period, the returns of a 75/75 portfolio of U.S. stocks and 10-Year U.S. Treasury futures were primarily hindered by the rally in U.S. interest rates, increasing from 0.80% to 1.74% over this period.

From an asset allocation perspective, the Fund was tactically underweight U.S. Treasuries over this period driven by systematic trend, valuation, and carry signals, each governing one third of the position size. As trend signals in U.S. Treasuries had largely turned negative by the beginning of 2021 and valuation signals indicating that U.S. Treasuries were relatively expensive, the Fund held roughly 40% exposure, well below the potential high of 100%. While the position itself was a detractor from performance, the results were mitigated relative to the potential allocation sizing.

In the equity sleeves, the Fund’s positioning was a contributor to overall performance as equity markets were generally higher over the period with all three sleeves positively impacting the fund’s return.

The Fund’s implementation of defensive equity utilizes a variation on Robert Merton’s Distance-to-Default, which is a measure of a company’s credit risk and weighing the probability a company will fall into default, favoring companies with strong balance sheets and relatively lower equity volatility. Over the period, this sleeve generated positive absolute returns, but under-performed the S&P 500 on a relative basis.

In the first quarter of 2021, momentum equities saw a period of underperformance, both relative to the broad market and in absolute terms. This underperformance reduced the overall performance of the sleeve resulting in a slightly positive contribution to absolute performance.

Over the period, equity trends remained positive and thus the trend sleeve of the Fund remained invested in equities. This exposure to equities was a contributor to absolute performance.

In late November of 2020, the Fund gained the capability to invest in option contracts on the S&P 500 and implemented positions in both long-dated out-of-the-money call and put options. Over the period, the put options were a net detractor from performance; though, the call options were a net contributor to performance. Overall, the options positions in the Fund were a net contributor to the Fund’s performance, as the contribution from call options outweighed the detraction from put options.

Fund Performance (Performance at NAV[1,2,3], performance as of March 31, 2021)
	3 Months	6 Months	1 Year	3 Year	5 Year	Inception
NFDIX NAV	0.36%	9.03%	18.28%	3.98%	6.72%	3.71%
S&P 500	6.17%	19.07%	56.35%	16.78%	16.29%	13.71%
50/50 S&P 500 / 1-3 Year U.S. Treasuries	3.05%	9.33%	25.90%	10.08%	9.10%	9.10%

Inception for NFDIX is June 2, 2015. Inception for S&P 500 is calculated from June 2, 2015. The performance data quoted here represents past performance. For more current information, please call toll-free 1-855-394-9777 or visit our website, www.thinknewfoundfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses until at least July 31, 2021. Without these waivers, the Class I Shares total annual operating expenses would be 1.42%. The fee waivers ensure that the net annual, operating expenses of the Class I Shares will not exceed 1.25%, subject to possible recoupment from the fund within a rolling three-year period if expenses at the time of recoupment are less than the expense cap amount. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, please call toll-free 1-855-394-9777 or visit our website, www.thinknewfoundfunds.com.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Newfound Risk Managed U.S. Growth Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-855-394-9777. The prospectus should be read carefully before investing. The Newfound Risk Managed U.S. Growth Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC. Newfound Research LLC is not affiliated with Northern Lights Distributors, LLC.

1)	Performance at net asset value (“NAV”) does not include the effect of sales charges.

2)	The S&P 500 Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization. The 50/50 S&P 500 / Barclays US 1-3 Year Treasury Bond benchmark consists of a hypothetical portfolio that is 50% allocated to the S&P 500 Total Return Index and 50% allocated to the Barclays US 1-3 Year Treasury Bond index, rebalanced monthly.

3)	Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Risk Factors

There is no assurance that any Fund will achieve its investment objectives.

Mutual Funds involve risk including the possible loss of principal. ETFs are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. Typically, a rise in interest rates causes a decline in the value of fixed income securities. A higher Fund turnover will result in higher transactional and brokerage costs.

Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. No assurance can be given that the fund will be successful under all or any market conditions. Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. The earnings prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

Click HERE for the current NFDIX prospectus.

NLD Review Code: 1133-NLD-04292021

Newfound Case #: 12707306

Newfound Risk Managed U.S. Growth Fund PORTFOLIO REVIEW (Unaudited) March 31, 2021

Average Annual Total Return through March 31, 2021*, compared to its benchmarks:

	1 Year	5 Year	Since Inception (1)
Newfound Risk Managed U.S. Growth Fund - Class I Shares	18.28%	6.72%	3.71%
S&P 500 Total Return Index **	56.35%	16.29%	13.71%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	0.34%	1.72%	1.63%
50/50 S&P 500/ 1-3 Year Treasury Blend ****	25.90%	9.10%	7.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the fee waiver and expense recoupment. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2022, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.25% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the adviser. Had the adviser not waived a portion of it’s fees, total returns would have been lower. The Fund’s gross total operating expenses as of its last prospectus is 1.42% of average daily net assets attributable to Class I shares. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	The 50/50 S&P 500/ 1-3 Year Treasury Blend Benchmark is an equally weighted custom composite of the S&P 500 Total Return Index and The Bloomberg Barclays US Treasury 1-3 Year Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Growth Fund commenced operations on June 2, 2015.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2021 are as follows:

Portfolio Composition	% of Net Assets
Exchange Traded Funds - Equity Funds	79.9%
Investments Purchased as Securities Lending Collateral	3.3%
Common Stock:
Medical Equipment & Devices	2.8%
Software	1.7%
Technology Services	1.7%
Biotechnology & Pharmaceuticals	1.1%
Household Products	1.0%
SemiConductors	0.8%
Commercial Support Services	0.7%
Beverages	0.6%
Other Assets in Excess of Liabilities	6.4%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed U.S. Growth Fund
SCHEDULE OF INVESTMENTS
March 31, 2021

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 79.9%
	EQUITY FUNDS - 79.9%
4,898	Consumer Staples Select Sector SPDR Fund	$334,582
8,882	Energy Select Sector SPDR Fund	435,751
27,216	Fidelity Low Volatility Factor ETF	1,193,694
64,687	Fidelity Momentum Factor ETF	2,905,093
26,319	Fidelity Quality Factor ETF	1,194,093
34,751	Financial Select Sector SPDR Fund	1,183,272
3,417	Industrial Select Sector SPDR Fund	336,404
17,230	iShares MSCI USA Min Vol Factor ETF	1,192,144
18,143	iShares MSCI USA Momentum Factor ETF(a)	2,918,483
9,815	iShares MSCI USA Quality Factor ETF	1,195,271
73,678	JPMorgan US Momentum Factor	2,897,019
31,680	JPMorgan US Quality Factor ETF	1,194,881
3,279	Materials Select Sector SPDR Fund	258,385
7,482	Real Estate Select Sector SPDR Fund	295,464
34,300	SPDR S&P 500 ETF Trust	13,594,119
9,483	SPDR SSGA US Large Cap Low Volatility Index ETF	1,188,504
2,165	Vanguard S&P 500 ETF	788,709
23,516	Vanguard US Momentum Factor ETF	2,914,039
	TOTAL EXCHANGE TRADED FUNDS (Cost $32,697,744)	36,019,907

	COMMON STOCKS - 15.8%
	AEROSPACE & DEFENSE - 0.3%
606	HEICO Corp.	76,235
99	Teledyne Technologies, Inc. *	40,951
		117,186
	BEVERAGES - 0.6%
1,035	Brown-Forman Corporation - Cl. B	71,384
1,255	Coca-Cola Co.	66,151
730	Monster Beverage Corporation *	66,496
556	PepsiCo, Inc.	78,646
		282,677
	BIOTECHNOLOGY & PHARMACEUTICALS - 1.1%
905	Incyte Corp. *	73,549
500	Johnson & Johnson	82,175
1,007	Merck & Company, Inc.	77,630
152	Regeneron Pharmaceuticals, Inc. *	71,917
336	Seagen, Inc. *	46,657
352	Vertex Pharmaceuticals, Inc. *	75,641
478	Zoetis, Inc.	75,276
		502,845
	CABLE & SATELLITE - 0.2%
436	Liberty Broadband Corporation - Cl. A *	63,285

	CHEMICALS - 0.2%
318	Sherwin-Williams Co.	78,229

	COMMERCIAL SUPPORT SERVICES - 0.7%
143	Cintas Corp.	48,807
532	Republic Services, Inc.	52,854
1,108	Rollins, Inc.	38,137
756	Waste Connections, Inc.	81,633
660	Waste Management, Inc.	85,153
		306,584
	DIVERSIFIED INDUSTRIALS - 0.3%
219	3M Co.	42,197
369	Illinois Tool Works, Inc.	81,741
		123,938
	E-COMMERCE DISCRETIONARY - 0.1%
16	Amazon,com. Inc. *	49,505

	ELECTRICAL EQUIPMENT - 0.5%
642	AMETEK, Inc.	82,003
984	Amphenol Corp.	64,915
400	Keysight Technologies, Inc. *	57,360
		204,278

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2021

Shares		Fair Value
	COMMON STOCKS - 15.8% (Continued)
	ENTERTAINMENT CONTENT- 0.3%
859	Activision Blizzard, Inc.	$79,887
563	Electronic Arts, Inc.	76,213
		156,100
	FOOD - 0.4%
526	Hersey Co.	83,192
1,649	Hormel Foods Corporation	78,789
414	McCormick & Co., Inc.	36,912
		198,893
	HOUSEHOLD PRODUCTS - 1.0%
778	Church & Dwight Co., Inc.	67,958
392	Clorox Co.	75,609
957	Colgate-Palmolive Co.	75,440
238	Estee Lauder Co., Inc.	69,222
579	Kimberly-Clark Corp.	80,510
575	Procter & Gamble Co.	77,872
		446,611
	INDUSTRIAL SUPPORT SERVICES - 0.3%
1,562	Fastenal Company	78,537
193	WW Grainger, Inc.	77,380
		155,917
	INTERNET MEDIA & SERVICES - 0.5%
40	Alphabet, Inc. - Cl. A*	82,501
234	Facebook, Inc. *	68,920
388	VeriSign, Inc. *	77,119
		228,540
	LEISURE FACILITIES & SERVICES - 0.5%
35	Chipotle Mexican Grill, Inc. *	49,729
362	McDonald’s Corp.	81,139
1,325	Yum China Holdings, Inc.	78,453
		209,321
	MACHINERY - 0.2%
328	IDEX Corporation	68,657

	MEDICAL EQUIPMENT & DEVICES - 2.8%
665	Abbott Laboratories	79,694
217	ABIOMED, Inc. *	69,164
533	Agilent Technologies, Inc.	67,766
978	Baxter International, Inc.	82,484
213	Cooper Co., Inc.	81,811
223	Danaher Corp.	50,193
926	Edwards Lifesciences Corp. *	77,451
166	Illumina, Inc. *	63,754
248	Insulet Corp. *	64,708
102	Intuitive Surgical, Inc. *	75,372
198	Masimo Corp. *	45,473
33	Mettler-Toledo International, Inc. *	38,138
378	ResMed, Inc.	73,340
408	STERIS plc	77,716
202	Teleflex, Inc.	83,923
81	Thermo Fisher Scientific, Inc.	36,967
220	Varian Medical Systems, Inc. *	38,837
297	Waters Corp. *	84,398
182	West Pharmaceuticals Services, Inc.	51,284
		1,242,473

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2021

Shares		Fair Value
	COMMON STOCKS - 15.8% (Continued)
	RETAIL - CONSUMER STAPLES - 0.3%
147	Costco Wholesale Corp.	$51,815
255	Dollar General Corp.	51,668
359	Walmart, Inc.	48,763
		152,246
	RETAIL - DISCRETIONARY - 0.3%
282	Home Depot, Inc.	86,081
190	Lululemon Athletica, Inc. *	58,275
		144,356
	SEMICONDUCTORS - 0.8%
462	Advanced Micro Devices, Inc. *	36,267
254	Analog Devices, Inc.	39,390
443	Maxim Integrated Products, Inc.	40,477
140	Monolithic Power Systems, Inc.	49,449
73	NVIDIA Corp.	38,977
359	Skyworks Solutions, Inc.	65,869
443	Texas Instruments, Inc.	83,723
		354,152
	SOFTWARE - 1.7%
135	Adobe, Inc. *	64,175
486	Akamai Technologies, Inc. *	49,523
218	ANSYS, Inc. *	74,024
221	Autodesk, Inc. *	61,250
572	Black Knight, Inc. *	42,322
277	Cadence Design Systems, Inc. *	37,946
1,028	Cerner Corp.	73,893
204	Intuit, Inc.	78,144
336	Microsoft Corp.	79,219
72	ServiceNow, Inc. *	36,008
152	Synopsys, Inc. *	37,663
177	Tyler Technologies, Inc. *	75,142
184	Veeva Systems, Inc. *	48,068
		757,377
	TECHNOLOGY HARDWARE - 0.3%
223	Arista Networks, Inc. *	67,321
627	Garmin Ltd.	82,670
		149,991
	TECHNOLOGY SERVICES - 1.7%
298	Accenture plc	82,323
508	Broadridge Financial Solutions, Inc.	77,775
75	CoStar Group, Inc. *	61,642
139	EPAM Systems, Inc. *	55,140
837	IHS Markit Ltd.	81,005
225	Mastercard, Inc.	80,111
226	Moody’s Corp.	67,486
92	MSCI, Inc.	38,574
228	S&P Global, Inc.	80,454
412	Verisk Analytics, Inc.	72,796
368	Visa, Inc.	77,917
		775,223
	TELECOMMUNICATIONS - 0.1%
668	Verizon Communications, Inc.	38,844

	TRANSPORTATION & LOGISTICS - 0.5%
815	Expeditors International of Washington, Inc.	87,767
348	JB Hunt Transport Services, Inc.	58,488
361	Old Dominion Freight Line, Inc.	86,788
		233,043
	WHOLESALE - DISCRETIONARY - 0.1%
570	Copart, Inc. *	61,908

	TOTAL COMMON STOCKS (Cost $6,627,411)	7,102,179

	PARTNERSHIP SHARES - 0.2%
	ASSET MANAGEMENT - 0.2%
1,478	Icahn Enterprises LP
	TOTAL PARTNERSHIP SHARES (Cost $74,078)	79,398

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2021

			Expiration Date -
Contracts (b)		Counterparty	Exercise Price	Notional Value	Fair Value
	CALL OPTIONS PURCHASED - 2.6% *
16	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $4,100	$6,560,000	$178,000
28	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $4,150	11,620,000	250,600
9	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $4,175	3,757,500	71,910
8	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $4,200	3,360,000	88,960
16	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $4,250	6,800,000	148,080
24	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $4,300	10,320,000	183,840
11	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $4,450	4,895,000	46,970
26	S&P 500 INDEX SPX US	Goldman Sachs	01/21/2022 - $4,500	11,700,000	111,280
19	S&P 500 INDEX SPX US	Goldman Sachs	03/18/2022 - $4,550	8,645,000	93,195
	TOTAL CALL OPTIONS PURCHASED (Cost $932,785)				1,172,835

	PUT OPTIONS PURCHASED - 0.7% *
21	S&P 500 INDEX SPX US	Goldman Sachs	06/18/2021 - $3,250	6,825,000	37,065
14	S&P 500 INDEX SPX US	Goldman Sachs	06/18/2021 - $3,450	4,830,000	40,460
7	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $2,925	2,047,500	21,490
4	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $3,000	1,200,000	13,980
2	S&P 500 INDEX SPX US	Goldman Sachs	09/17/2021 - $3,100	620,000	8,350
2	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $2,925	585,000	10,450
4	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $3,025	1,210,000	24,620
5	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $3,075	1,537,500	33,375
2	S&P 500 INDEX SPX US	Goldman Sachs	12/17/2021 - $3,300	660,000	19,030
7	S&P 500 INDEX SPX US	Goldman Sachs	01/21/2022 - $3,175	2,222,500	61,705
4	S&P 500 INDEX SPX US	Goldman Sachs	03/18/2022 - $3,225	1,290,000	46,520
	TOTAL PUT OPTIONS PURCHASED (Cost $614,896)				317,045

	SHORT-TERM INVESTMENTS - 3.6%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
1,494,975	Fidelity Government Money Market Portfolio, Institutional Class 0.07% + (c)				1,494,975

	MONEY MARKET - 0.3%
136,897	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.03% + #				136,897
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,631,872)				1,631,872

	TOTAL INVESTMENTS - 102.8% (Cost $42,578,786)				$46,323,236
	LIABILITIES IN EXCESS OF OTHER ASSETS -(2.8)%				(1,263,146)
	TOTAL NET ASSETS - 100.0%				$45,060,090

Contracts			Counterparty	Notional Value	Fair Value

	CALL OPTIONS WRITTEN - 0.5%
(26)	S&P 500 INDEX SPX US		Goldman Sachs	(13,260,000)	$13,650
(19)	S&P 500 INDEX SPX US		Goldman Sachs	(9,880,000)	12,730
(16)	S&P 500 INDEX SPX US		Goldman Sachs	(7,000,000)	47,680
(37)	S&P 500 INDEX SPX US		Goldman Sachs	(16,650,000)	58,275
(24)	S&P 500 INDEX SPX US		Goldman Sachs	(11,040,000)	56,640
(24)	S&P 500 INDEX SPX US		Goldman Sachs	(11,520,000)	26,400
(11)	S&P 500 INDEX SPX US		Goldman Sachs	(5,500,000)	5,775
	TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $316,088)				$221,150

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2021

	FUTURES CONTRACTS

				Notional value at	Fair Value/Unrealized
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration Date	March 31, 2021	Depreciation
(147)	US 10YR NOTE (CBOT)	RBC	June-21	$19,247,886	$(480,788)
	Total Futures Contracts				$(480,788)

*	Non-Income producing security.

ETF - Exchange Traded Fund

LP - Limited Partnership

PLC - Public Limited Company

SPDR - Standard & Poor’s Depository Receipt

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2021.

#	Subject to call options written.

(a)	All or a portion of the security is out on loan at March 31, 2021. Total loaned securities had a fair value of $1,465,401 at March 31, 2021.

(b)	Each contract is equivalent to 100 shares of the underlying common stock.

(c)	Cash collateral held at broker.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

ASSETS
Investment securities:
At cost	$42,578,786
At fair value	$46,323,236
Deposits with brokers	923,365
Receivable for fund shares sold	26,717
Prepaid registration fees	273
Dividends and interest receivable	52,751
TOTAL ASSETS	47,326,342

LIABILITIES
Call options written, at fair value (Premium received $316,088)	221,150
Collateral for securities loaned	1,494,975
Unrealized depreciation on futures contracts	480,788
Investment advisory fees payable	23,439
Payable for fund shares redeemed	12
Payable to related parties	10,105
Accrued expenses and other liabilities	35,783
TOTAL LIABILITIES	2,266,252
NET ASSETS	$45,060,090

Net Assets Consist Of:
Paid-in capital ($0 par value, unlimited shares authorized)	$42,058,658
Accumulated earnings	3,001,432
NET ASSETS	$45,060,090

Net Asset Value Per Share:
Class I Shares:
Net Assets	$45,060,090
Shares of beneficial interest outstanding	4,087,677
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.02

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENT OF OPERATIONS
Year Ended March 31, 2021

INVESTMENT INCOME
Dividend income	$691,239
Securities lending income - net	4,448
Less: Foreign withholding taxes	(71)
TOTAL INVESTMENT INCOME	695,616

EXPENSES
Investment advisory fees	324,952
Distribution (12b-1) fees:
Class A	1,462
Administrative services fees	54,922
Registration fees	45,200
Transfer agent fees	34,711
Accounting services fees	34,277
Legal Fees	19,406
Audit Fees	18,999
Compliance officer fees	18,488
Trustees fees and expenses	13,277
Printing expenses	12,532
Third party administrative fees	11,956
Custodian fees	6,705
Interest expense	3,479
Insurance expense	1,825
Other expenses	4,353
TOTAL EXPENSES	606,544

Less: Fees waived by the Adviser	(87,531)

NET EXPENSES	519,013
NET INVESTMENT INCOME	176,603

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	3,873,030
Net realized gain from futures contracts	348,361
Net realized loss from options written	(13,566)
4,207,825
Net change in unrealized appreciation (depreciation) on:
Investments	3,270,781
Futures contracts	(1,215,277)
Options Written	94,938
2,150,442
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	6,358,267

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,534,870

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income	$176,603	$241,407
Net realized gain (loss) from security transactions, futures contracts and options written	4,207,825	(3,175,576)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and options written	2,150,442	(115,478)
Net increase (decrease) in net assets resulting from operations	6,534,870	(3,049,647)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class A	—	—
Class I	(852)	—
From net investment income
Class A	(3,420)	(14,092)
Class I	(317,160)	(307,980)

Total distributions to shareholders	(321,432)	(322,072)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A *	32,286	774,034
Class I	17,053,832	18,542,528
Distributions reinvested
Class A *	2,857	12,981
Class I	302,859	294,282
Redemption fee proceeds
Class A *	—	18
Class I	567	818
Cost of shares redeemed
Class A *	(1,307,420)	(6,097,512)
Class I	(24,432,875)	(8,042,607)
Net increase (decrease) in net assets from shares of beneficial interest	(8,347,894)	5,484,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,134,456)	2,112,823

NET ASSETS
Beginning of year	47,194,546	45,081,723
End of year	$45,060,090	$47,194,546

*	100,969 Class A shares converted into 100,414 Class I shares at the net asset value at the day of transfer, amounting to $1,056,005, during the year ended March 31, 2021

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
SHARE ACTIVITY
Class A: *
Shares Sold	3,323	75,325
Shares Reinvested	305	1,254
Shares Redeemed	(127,241)	(582,426)
Net decrease in shares of beneficial interest outstanding	(123,613)	(505,847)

Class I:
Shares Sold	1,634,245	1,752,694
Shares Reinvested	30,274	27,606
Shares Redeemed	(2,478,379)	(776,063)
Net increase (decrease) in shares of beneficial interest outstanding	(813,860)	1,004,237

*	100,969 Class A shares converted into 100,414 Class I shares at the net asset value at the day of transfer, amounting to $1,056,005, during the year ended March 31, 2021

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Class I

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2021		March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017

Net asset value, beginning of year	$9.39		$9.97	$10.65	$9.92	$8.91

Activity from investment operations:
Net investment income (1)	0.04		0.06	0.10	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.67		(0.57)	(0.10)	0.74	1.10
Total from investment operations	1.71		(0.51)	0.00 (6)	0.81	1.22

Less distributions from:
Return of capital	(0.00	) (6)	—	—	—	—
Net investment income	(0.04)		(0.07)	(0.10)	(0.08)	(0.21)
Net realized gains	(0.04)		—	(0.58)	—	—
Total distributions	(0.08)		(0.07)	(0.68)	(0.08)	(0.21)

Paid-in-Capital From Redemption Fees (6)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$11.02		$9.39	$9.97	$10.65	$9.92

Total return (2)	18.28%		(5.20)%	0.25%	8.13%	13.88%

Net assets, at end of year (000s)	$45,060		$46,040	$38,842	$40,288	$13,836

Ratio of gross expenses to average net assets (3)(4)	1.47	% (7)	1.31%	1.55%	1.57%	2.06%
Ratio of net expenses to average net assets(4)(8)	1.26	% (7)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets (4)(5)	0.43	% (7)	0.53%	0.90%	0.65%	1.22%
Portfolio Turnover Rate	317%		177%	360%	137%	190%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Excluding interest expense, the following ratios would have been:

March 31, 2021
Gross expenses to average net assets	1.46%
Net expenses to average net assets	1.25%
Net investment income to average net assets	0.44%

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the adviser and affiliates.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021

1.	ORGANIZATION

The Newfound Risk Managed U.S. Growth Fund formerly known as the Newfound Risk Managed U.S. Sectors Fund, (“The Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Fund commenced operations on June 2, 2015.

The Fund currently offers Class I shares. Class I shares are offered at net asset value. Effective October 15, 2020, remaining Class A shares of the Fund were converted into Class I shares. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses were allocated proportionately each day based upon the relative net assets of each class prior to conversion.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. Options contracts listed on a securities exchange or board of trade (not including index options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects the fair value of the Fund’s holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Fund may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2021 for the Fund’s assets and liabilities measured at fair value:

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$36,019,907	$—	$—	$36,019,907
Common Stocks	7,102,179	—	—	7,102,179
Partnership Shares	79,398	—	—	79,398
Call Options Purchased	522,710	650,125	—	1,172,835
Put Options Purchased	173,750	143,295	—	317,045
Investments Purchased as Securities Lending Collateral	1,494,975	—	—	1,494,975
Money Market Fund	136,897	—	—	136,897
Total	$45,529,816	$793,420	$—	$46,323,236
Liabilities *
Futures contracts **	$480,788	$—	$—	$480,788
Call Options Written	147,090	74,060	—	221,150
Total	$627,878	$74,060	$—	$701,938

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classification by asset class.

**	Net depreciation of futures contracts is reported in the above table.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended March 31, 2021, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2021 for the Fund.

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities
				Net Amounts of Assets
			Gross Amounts Offset	Presented in the
	Gross Amounts of		in the Statement of	Statement of Assets &		Pledged Collateral
Description	Recognized Liabilities		Assets & Liabilities	Liabilities	Financial Instruments	Received *	Net Amount
Futures Contracts	$(480,788	) (1)	$—	$(480,788)	$—	$(480,788)	$—
Total	$(480,788)		$—	$(480,788)	$—	$(480,788)	$—

(1)	Gross unrealized depreciation as presented in the Schedule of Investments.

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amount and fluctuate in value.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of March 31, 2021 as disclosed in the Schedule of Investments and the amounts of realized gain (loss) and net change in unrealized appreciation (depreciation) on derivative instruments during the year as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location and primary risk exposure of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

	Asset Derivatives
Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value
Call Options Purchased/Interest Rate	Investment Securities, at fair value	$1,172,835
Put Options Purchased/Interest Rate	Investment Securities, at fair value	317,045
		$1,489,880

	Liability Derivatives
Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value
Call Options Written/Interest Rate	Written Options, at value	$221,150
Interest Rate Contract/Interest Rate	Unrealized appreciation on futures contracts	480,788
		$701,938

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of March 31, 2021:

Derivative Investment Type	Location of Derivatives
Interest Rate Futures Contracts	Net change in unrealized depreciation on futures contracts
Options Purchased	Net change in unrealized appreciation on investments
Options Written	Net change in unrealized appreciation on options written

The following is a summary of the Fund’s realized gain (loss) and net change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2021 :

Realized gain (loss) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2021
Futures contracts	$348,361	$348,361
Options Written	(13,566)	(13,566)
Options Purchased	(20,834)	(20,834)

Net change in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2021
Futures contracts	$(1,215,277)	$(1,215,277)
Options Written	94,938	94,938
Options Purchased	(57,801)	(57,801)

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

years ended 2018-2020, or expected to be taken in the Fund’s March 31, 2021 year-end tax return. The Fund identifies it’s major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Securities Lending – The Fund has entered into a securities lending arrangement with eSecLending, whereby eSecLending facilitates securities lending transactions between the Fund and one or more borrowers (each a “Borrower”). Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the Fund’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. Should the Borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Fund’s securities loaned and related collateral which are subject to a netting agreement as of March 31, 2021:

Gross Amounts
Not Offset in
the Statement
of Assets &
Liabilities
Net Amounts
			Gross Amounts	of Assets
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements	Financial
	of Recognized		Assets &	of Assets &	Instruments	Cash Collateral		Net Amount of
Assets:	Assets		Liabilities	Liabilities	Pledged	Received		Assets
Description:
Securities Loaned	$1,465,401	(1)	$—	$1,465,401	$—	$1,465,401	(2)	$—
Total	$1,465,401		$—	$1,465,401	$—	$1,465,401		$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount does not include excess collateral pledged to the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following table breaks out the holdings received as collateral as of March 31, 2021:

Investments Purchased as Securities Lending Collateral
Fidelity Government Money Market Portfolio, Institutional Class	$1,494,975

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $125,782,156 and $135,405,664 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of 0.79%.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2022 to waive a portion of its management fees and reimburse expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) 1.25% attributable to the Fund. Contractual waivers and expense payments may be recaptured by the Adviser to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three years of when the amounts were waived.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s management fees are subsequently less than the agreed upon percentage of average daily net assets, the Adviser shall be entitled to reimbursement by the Fund for such waiver only if reimbursement is within the expense limitation. For the year ended March 31, 2021, the Adviser waived, $87,531 in expenses for the Fund, pursuant to the Waiver Agreement. As of March 31, 2021, the Adviser has waived fees/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

2022	2023	2024
$147,404	$28,603	$87,531

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to their Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.

The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2021, the Fund accrued $1,462 under the Plan:

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended March 31, 2021 the Distributor received $0 for the Fund, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	UNDERLYING FUND RISK

Each Underlying Fund, including each ETF, is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

6.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 30 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended March 31, 2021 the Fund received $567 in redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes for the Fund as of March 31, 2021 and differs from market value by net unrealized appreciation/depreciation which consisted of:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Aggregate Cost	Appreciation	Depreciation	(Depreciation)
$42,077,366	$3,907,619	$(363,687)	$3,543,932

The tax character of Fund distributions paid for the year ended March 31, 2021 and March 31, 2020 was as follows:

For the year ended March 31, 2021				For the year ended March 31, 2020
Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
$203,269	$117,311	$852	$321,432	$307,937	—	$14,135	$322,072

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
—	—	$(542,500)	—	—	$3,543,932	$3,001,432

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales, the mark to market on open futures and options contracts, and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Post October
Losses
$542,500

At March 31, 2021, the Fund utilized capital loss carryforwards (“CLFC”) for federal income tax purposes as:

Short-Term	Long-Term	Total	CLCF Utilized
—	—	—	$134,892

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions resulted in reclassifications for the Fund for the year ended March 31, 2021 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(852)	$852

8.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to price and yield performance of the S&P 500 Index. The Fund may redeem its investment from the trust at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Fund will be directly affected by the performance of the trust. The financial statements of the trust, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2021, the percentage of the Fund’s net assets invested in the trust was 30.2%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, National Financial Services, LLC (“NFS”) and Wells Fargo were the record owners of 53.42% and 34.00% of the Fund’s outstanding shares, respectively. Wells Fargo and NFS may be the beneficial owners of some or all of the shares for the Fund, or may hold the shares for the benefit of others. As a result, Wells Fargo and NFS may be deemed to control the Fund, respectively. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

Newfound Risk Managed U.S. Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Newfound Risk Managed U.S. Growth Fund
Supplemental Information (Unaudited)
March 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northern Lights Fund Trust III of Newfound Risk Managed U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of statement of assets and liabilities of Newfound Risk Managed U.S. Growth Fund (the Fund), a separate series of Northern Lights Fund Trust III, including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Newfound Research LLC’s investment companies since 2015.

Denver, Colorado

June 1, 2021

Newfound Risk Managed U.S. Growth Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021

Renewal of Advisory Agreement – Newfound Risk Managed U. S. Growth Fund*

In connection with a meeting held on February 16-17, 2021, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Adviser and the Trust, with respect to the Fund (“Newfound”). In considering the renewal of the Advisory Agreement, the Board reviewed materials specifically relating to Newfound and the Advisory Agreement.

The Board discussed the Adviser’s presentation and materials. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that the Adviser’s management team had distinguished academic backgrounds with expertise in portfolio management, tactical quantitative analysis, compliance and technology. The Board discussed that the Adviser’s proprietary quantitative model was used to manage rules-based equity and ETF portfolios. The Board acknowledged that the model, coupled with the Adviser’s own evaluation of market trends and active management style, determined when it was necessary to rebalance Newfound’s portfolios. The Board remarked that the Adviser’s risk management process included a high degree of automation and the ability to address code errors and faulty input data. The Board observed that the Adviser used product diversification to manage concentration, liquidity and volatility risk and actively managed Newfound’s portfolio to react to market changes and reduce exposures by allocating to cash and cash equivalents when desirable. The Board noted that the Adviser selected and maintained broker-dealers on the basis of best execution and reviewed the transactions of its broker-dealers quarterly. The Board noted that the Adviser was respected in the institutional marketplace for its research and writings and was committed to following its rules-based models to bring value and manage risk. The Board concluded that it could expect the Adviser to continue providing quality service to Newfound and its shareholders.

Performance. The Board commented that Newfound underperformed its peer group, Morningstar category and benchmark across all periods. The Board noted that the Adviser believed a blend of the S&P 500 TR Index/U.S. Treasury 1-3 Year Index would provide a better benchmark for Newfound since it would align with Newfound’s investment style and risk levels. The Board recognized that Newfound produced positive returns over the long term and had shown the ability to reduce risk during down trending markets. The Board concluded that the Adviser should continue managing Newfound, and be evaluated, over a full market cycle.

Fees and Expenses. The Board noted that the Adviser’s advisory fee of 0.79% for Newfound was lower than its peer group average and median and on par with the Morningstar category average and median. The Board discussed that Newfound’s 1.25% net expense ratio was lower than the peer group median and average. The Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of Newfound and its prospects for growth and concluded that the Adviser did not appear to have achieved meaningful economies with respect to Newfound that would necessitate the establishment of breakpoints at this time. The Board noted the Adviser was willing to discuss the implementation of breakpoints as the assets of Newfound grew and the Adviser achieved material economies of scale related to its operations. The Board agreed to monitor and revisit this issue at the appropriate time.

Newfound Risk Managed U.S. Growth Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Profitability. The Board reviewed the Adviser’s profitability analysis and noted that the Adviser was managing Newfound at a loss. The Board concluded, therefore, that excessive profitability was not currently an issue for the Adviser.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of Newfound and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Newfound.

Newfound Risk Managed U.S. Growth Fund
Expense Examples (Unaudited)
March 31, 2021

Example

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including sales loads and/or redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/20	3/31/21	Period	3/31/21	Period
Newfound Risk Managed U.S. Growth Fund – Class I (a)	1.25%	$1,000.00	$1,090.30	$6.51	$1,018.70	$6.29

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	[1]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	[1]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	[1]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	[1]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/21-NLFT III-v1

Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/21-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Newfound Research LLC
380 Washington Street, Second Floor
Wellesley Hill, MA 02481

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

NF-AR21

(b) Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $15,750

2020 - $15,500

(b)	Audit-Related Fees

2021 – None

2020 - None

(c)	Tax Fees

2021 - $3,400

2020 - $3,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – None

2020 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 06/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/8/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/8/2021